EXHIBIT 23.5


                         CONSENT OF ARNOLD B. POLLARD


     The undersigned hereby consents to being named in the Registration Statement on Form S-1 of GKN Holding Corp. ("Registrant") as nominee director of the Registrant.



Dated:  June 3, 1996                      /s/ Arnold B. Pollard
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                                              Arnold B. Pollard